August 13, 2015

# WestRock

## Creating A Premier Global Packaging Company

Steve Voorhees

Chief Executive Officer

WestRock

# Forward-looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to the statements on the slides entitled "WestRock Investment Thesis", "WestRock Key Takeaways from June Quarter Results", "Well Positioned Corrugated Packaging Platform", "WestRock Land and Development Update", "Combined Merger-Related Synergy and Performance Improvement Goal of $1.0 billion", "Balanced Capital Allocation Strategy", and "Multiple Levers to Increase Shareholder Value" that give guidance or estimates for future periods as well as statements regarding, among other things, that, WestRock is creating a premier global packaging company in attractive growing packaging markets; we have identified $1 billion of performance improvements and merger related synergies, before inflation; we expect a run-rate of $150 million of business performance improvements and synergy benefits, before inflation, by the end of September 2015; we expect $550 million in cash savings through FY24 by successfully merging U.S. qualified defined benefit pension plans; our expectation of paying an annualized dividend of $1.50 per share; an annual cash dividend payout of approximately $390 million based on current shares outstanding and dividend payment rate per share; we will maximize timing and value for WestRock stockholders with respect to the Land and Development business; we expect development sales to accelerate over the coming quarters; Charleston, South Carolina market dynamics are strengthening; the Nexton and East Edisto developments are well positioned; we will support and improve our business with acquisitions that improve our business which is a core competency; spinning off the attractive Specialty Chemicals business; and the "What We Are Doing" column and the "Balanced Capital Allocation Strategy" section on the slide entitled "Multiple Levers to Increase Shareholder Value." Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and are typically identified by words or phrases such as "may," "will," "could," "should," "would," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "prospects," "potential" and "forecast," and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. WestRock cautions readers that a forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. With respect to these statements, WestRock has made assumptions regarding, among other things, the results and impacts of the merger of MeadWestvaco and RockTenn; whether and when the spin-off of WestRock's Specialty Chemicals business will occur; economic, competitive and market conditions generally; volumes and price levels of purchases by customers; competitive conditions in WestRock's businesses and possible adverse actions of their customers, competitors and suppliers. Further, WestRock's businesses are subject to a number of general risks that would affect any such forward-looking statements including, among others, decreases in demand for their products; increases in energy, raw materials, shipping and capital equipment costs; reduced supply of raw materials; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; the scope, costs, timing and impact of any restructuring of our operations and corporate and tax structure; the occurrence of a natural disaster, such as a hurricane, winter or tropical storm, earthquake, tornado, flood, fire, or other unanticipated problems such as labor difficulties, equipment failure or unscheduled maintenance and repair, which could result in operational disruptions of varied duration; our desire or ability to continue to repurchase company stock; and adverse changes in general market and industry conditions. Such risks and other factors that may impact management's assumptions are more particularly described in RockTenn's and MeadWestvaco's past filings with the Securities and Exchange Commission, including under the caption "Business – Forward-Looking Information" and "Risk Factors" in RockTenn's Annual Report on Form 10-K for the fiscal year ended September 30, 2014 and "Management's discussion and analysis of financial condition and results of operations – Forward-looking Statements" and "Risk factors" in MeadWestvaco's Annual Report on Form 10-K for the fiscal year ended December 31, 2014. These risks, as well as other risks associated with RockTenn, MeadWestvaco and WestRock are also more fully discussed under the caption "Cautionary Statement Regarding Forward-Looking Statements" and "Risk Factors" in the Registration Statement on Form S-4 filed by WestRock on March 10, 2015 (which registration statement was amended on April 20, 2015, May 6, 2015, and May 18, 2015, and was declared effective on May 19, 2015). The information contained herein speaks as of the date hereof and WestRock does not have or undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

# Disclaimer and Use of Non-GAAP Financial Measures and Reconciliations; Clarification of MWV Referenced Time Periods

We may from time to time be in possession of certain information regarding WestRock that applicable law would not require us to disclose to the public in the ordinary course of business, but would require us to disclose if we were engaged in the purchase or sale of our securities. This presentation shall not be considered to be part of any solicitation of an offer to buy or sell WestRock securities. This presentation also may not include all of the information regarding WestRock that you may need to make an investment decision regarding WestRock securities. Any such investment decision should be made on the basis of the total mix of information regarding WestRock that is publicly available as of the date of such decision.

We have included financial measures that are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The non-GAAP financial measures presented are not intended to be a substitute for GAAP financial measures, and any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP and the reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures included in the Appendix to this presentation.

References herein to MWV's Q3 FY15 and Q3 FY14 results reflect MWV's results for the quarter ended June 2015 and June 2014, respectively.

# WestRock Investment Thesis

## Creating a premier global packaging company

- No. 1 or No. 2 in attractive and growing packaging markets
- Well-balanced product mix across a diversified customer base
- Strong and scalable global platform – growing emerging markets presence

## Improving our growth and return profile

- Leverage highly complementary platform, capabilities and footprint
- Drive $1 billion of performance improvement and merger-related synergies, before inflation
- Augment platform with attractive acquisitions – a core competency

## Delivering value to stockholders

- Balanced capital allocation strategy
  - ✓ $2.6 billion of LTM run rate Adjusted EBITDA and initial leverage of 1.99x (1) (3)
  - ✓ Target leverage ratio of 2.25x – 2.50x
    - ▪ S&P BBB / Moody's Baa3
  - ✓ $1.50 per share annualized dividend (2.4% yield)
  - ✓ 40 million share repurchase authorization (~ 1.5 million shares repurchased to date)
- Spinning off attractive Specialty Chemicals business
- Maximize timing and value of Land & Development business



~$16 Bil.(1) Total Sales
Corrugated Packaging 50%
Consumer Packaging 43%
Specialty Chem. 6%
Land <1%



13MM tons
Linerboard 49% (No. 2)
Medium 17% (No. 2)
SBS 15% (No. 1)
CNK 8% (No.2)
CRB 5%
Other 6%



Geographic Mix (1)(2)
North America 79%
Latin America 6%
EMEA 9%
Asia Pacific 6%

(1) The presentation of combined results in this presentation reflects the addition of RockTenn's and MWV's results and does not reflect WestRock's pro forma results on a GAAP basis.
(2) Geographic mix is based on calendar year 2014.
(3) See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix.

WestRock

# WestRock Key Takeaways from June Quarter Results

## Executing well - strong June quarter results compared to prior year

- RockTenn adjusted EPS of $1.15, up 17.3% (1)
- MWV Segment Income up 7.3%
- North America Corrugated – segment EBITDA margin was 19.4%, a 200 bps improvement (2)
  - Box shipments up 3.9% on a per day basis
- Brazil Corrugated – EBITDA margin was 28.7%, a 530 bps improvement (2)
  - Record quarterly production with box shipments up 15.5%
- Consumer Packaging – folding carton volumes up 4.1%, beverage sales grew 3.3% (ex-currency) (2)

## Excellent progress realizing envisioned merger benefits

- Identified $1 billion of business performance improvements and synergy benefits, before inflation
  - $150 million run rate expected by 9/30/15
- Successfully merged U.S. qualified defined benefit pension plans – expect $550 million in cash contribution savings through FY24

(1) On a GAAP basis, RockTenn's Earnings Per Share (EPS) was $1.10 and $0.91 for the June quarter of 2015 and 2014, respectively. See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix.
(2) See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix.

WestRock

# Well-Positioned Corrugated Packaging Platform (~$8 Billion in Annual Revenue)

## A leader serving growing markets in North America, Brazil and India

### North America

- North America's #2 largest vertically integrated corrugated manufacturer
- Broad range of converting capabilities and high quality corrugated materials
- Customized and turn-key solutions for all packaging needs with approximately 100 North American operations


WHOLESOME

### Brazil

- Brazil's #2 producer of virgin kraft liner and corrugated packaging
- High-quality virgin kraft liner and recycled material medium paperboards
- Operates four box plants across Brazil



### India

- Corrugated packaging for Indian fresh produce
- Developing market for high-quality recycled linerboard


TOMATO

# SP Fiber Acquisition

- **Operations:** Mills located in Dublin, Georgia and Newberg, Oregon with up to 1 million tons of capacity
- **Key Assets:** Four high-speed, low cost, recycled paper machines. Three completed newsprint conversions to cost-competitive lighter weight recycled kraft paper, medium and linerboard
- **Other:** 48% equity interest in Green Power Solutions (GPS), which operates a biomass fueled plant that sells energy to Georgia Power and sells steam to the Dublin mill
- Subject to regulatory approvals

| Paper Machine | Mfg. | Built / Rebuilt | Trim Width | Convert Date | Current Production |
|---|---|---|---|---|---|
| Dublin PM1 | Beloit | 1979 | 306" | Sept. 2014 | Recycled bag paper & medium |
| Dublin PM2 | Valmet | 1989 / 1998 | 329" | Apr. 2013 | Recycled bag paper, liner & medium |
| Newberg PM5 | Beloit | 1968 / 1984 / 2001 | 236" | Mar. 2015 | Recycled bag paper & medium |
| Newberg PM6 | Voith | 1980 / 2001 | 302" | *Not converted* | Newsprint |






Newberg, OR
Dublin, GA
Current WestRock N.A. Containerboard Mill

WestRock

# Leading Consumer Packaging Platform with Scale (~$7 Billion in Annual Revenue)

**Leading Platform & Capabilities**

- Comprehensive substrate mix (SBS, CUK, CRB, URB)
- Strong converting assets and capabilities
- Leading design and innovation capabilities

**Diversified End Markets**

- Food
- Beverage
- Premium paperboard markets (Tobacco, Commercial Print)
- Home, Health & Beauty
- Merchandising Displays

**Global Customer Mix**

- Attractive global customer base
- Comprehensive set of product offerings to deliver on customers' evolving needs
- Strongly positioned to capture growth


276
Pampers

WestRock

# WestRock Specialty Chemicals Update

- Business continuing to perform well – FY15 Q3 EBITDA margin +90 bps to 27.9% (ex-currency) [(1)]
  - ✓ Record sales of asphalt additives and activated carbon partially offsetting weakness in oil field chemicals
  - ✓ Record production at chemical refineries
  - ✓ Greenfield activated carbon plant in China on-track; start-up FY16 Q1
- Early 2016 spin-off of business on-track
  - ✓ New CEO, Michael Wilson, to start on September 1st
    - ▪ Significant Specialty Chemicals experience with Albemarle Chemicals and other firms
  - ✓ Initial Form-10 filing expected in September

| Performance Chemicals | | | Activated Carbon |
|---|---|---|---|
| TTM Revenue (MM): $767.1 | | | TTM Revenue (MM): $257.1 |

### Pine Chemicals



Applications:
- Publication inks
- Adhesives
- Agriculture & dyes
- Paper chemicals
- Bio-fuels
- Rubber
- Metal working
- Industrial

### Asphalt Innovations



Applications:
- Pavement preservation
  - Chip seal
  - Microsurfacing
- Recycling technologies
  - Pavement recycling
  - Recycled materials
- Evotherm® warm mix

### Oilfield Chemicals



Applications:
- Production
- Drilling

### Carbon Technologies



Applications:
- Fuel emission control
- Water purification
- Food, beverage & chemical purification
- Corrosion / odor protection
- Air emissions control

(1) See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix.

# WestRock Land & Development Update

WestRock Land and Development is a development partnership with Plum Creek focused on the attractive and growing Charleston, SC MSA

## Partnership Overview

| | WestRock / PCL % Ownership | Description |
|---|---|---|
| **JV1** | 95% / 5% | Near-term development on ~22,200 acres |
| **JV2** | 50% / 50% | Long-term development on ~57,600 acres |



Volvo
EAST EDISTO
Daimler
Boeing

## Q3 FY15 Highlights

- Segment had increased land sale activity
  - $19.4 million of land sales in Q3 2015
- Charleston, South Carolina market dynamics are already strong and strengthening
  - Boeing increasing capacity and activities at North Charleston plant
  - Sold land parcel to construct the new Volvo plant in fiscal Q4
- Nexton and East Edisto developments in JV1 are well-positioned
  - Realizing per acre prices that are above the original agreement with Plum Creek
  - Expect development land sales to accelerate over the coming quarters
- Land and Development in monetization phase
  - Focus is to maximize cash flow and value for WestRock stockholders over time

WestRock

# Combined Merger-Related Synergy and Performance Improvement Goal of $1.0 billion

## Targeting $1.0 billion, before inflation, over the next three years


Duplicative Corp & Support Functions 10%
Manufacturing Optimization 10%
Capital Investment 20%
Procurement 30%
Ongoing Productivity 30%
$1.0 billion

- Approximately two-thirds of the $1.0 billion target will be achieved within the first two years
- Projected run-rate savings in excess of $150 million as of the end of September 2015
- Duplicate corporate expense reductions realized rapidly
- Ongoing productivity includes continuous improvement efforts across manufacturing operations

WestRock

# Balanced Capital Allocation Strategy

## Support and improve our business

- FY16 capital expenditures of approximately $850 million
  - ✓ ~$500 million for maintenance, environmental and safety
  - ✓ ~$350 million for return-generating investments
- Acquisitions that improve our business

## Return significant cash to shareholders

- Dividends
  - ✓ $1.50 per share annualized rate; annual cash payout of ~$390 million based on current shares outstanding
- Share repurchases
  - ✓ Maintain targeted leverage ratio of 2.25x to 2.50x
  - ✓ Authorized 40 million share buyback (~15% of outstanding shares)

# Multiple Levers to Increase Shareholder Value

| | WHAT WE HAVE DONE | WHAT WE ARE DOING |
|---|---|---|
| Customer Focused | • Created a global industry leader in corrugated and consumer packaging | • Building improved customer relationships based on the breadth and depth of our product offering |
| Synergy and Performance Improvements | • Merger of RockTenn and MWV has created a platform for significant synergy and productivity improvement opportunities | • Executing on the $1 billion synergy and business performance improvement target, before inflation, through FY18; $150 million run-rate by 9/30/15<br>• Disciplined cost focus and full allocation of all overhead to the businesses |
| Strategic Mergers and Acquisitions | • Merger of RockTenn and MWV | • Make acquisitions that will improve our business |

**Balanced Capital Allocation Strategy**

- Support and improve the business through capital expenditures and acquisitions
  - FY16 Capex of $850 million
- Return significant cash to shareholders while maintaining targeted 2.25x – 2.50x leverage ratio
- Established annual dividend of $1.50 per share; current dividend yield of 2.4%
- 40 million share repurchase program to be completed over time (~15% of outstanding shares)
- Actively manage business portfolio - spin-off Specialty Chemicals, monetize Land and Development

WestRock

WestRock

# RockTenn Adjusted EPS Reconciliation

| ($ in millions, except per share data) | Q3 FY15 | Q3 FY14 |
|---|---|---|
| **Net income attributable to Shareholders** | **$ 156.4** | **$ 133.3** |
| Restructuring and other costs and operating losses | | |
| and transition costs due to plant closures | 8.7 | 8.7 |
| Pension lump sum settlement and retiree medical curtailment, net | (0.3) | - |
| Acquisition inventory step-up | - | 1.6 |
| **Adjusted Net Income** | **$ 164.8** | **$ 143.6** |
| | | |
| **Earnings per diluted share** | **$ 1.10** | **$ 0.91** |
| Restructuring and other costs and operating losses | | |
| and transition costs due to plant closures | 0.05 | 0.06 |
| Pension lump sum settlement and retiree medical curtailment, net | - | - |
| Acquisition inventory step-up | - | 0.01 |
| **Adjusted Earnings per Diluted Share** | **$ 1.15** | **$ 0.98** |

# LTM Q3 FY15 Adjusted EBITDA

| ($ in millions, except percentages) | RockTenn | MWV | Combined |
|---|---|---|---|
| Net Income Attributable to Shareholders | $ 545.2 | $ 241.0 | $ 786.2 |
| Interest Expense, net | 81.9 | 151.0 | 232.9 |
| Income Taxes | 291.9 | 133.0 | 424.9 |
| Depreciation and Amortization | 610.7 | 346.0 | 956.7 |
| EBITDA | $ 1,529.7 | $ 871.0 | $ 2,400.7 |
| Restructuring and Other Costs, net | 46.2 | 104.0 | 150.2 |
| Stock Based Compensation | 41.7 | 19.8 | 61.5 |
| Other Non-Cash Items and Adjustments | 19.4 | (2.0) | 17.4 |
| Adjusted EBITDA | $ 1,637.0 | $ 992.8 | $ 2,629.8 |

| | |
|---|---|
| Net Sales | $ 10,116.7 |
| Less: Trade Sales | (280.0) |
| Net Sales Adjusted for Trade Sales | 9,836.7 |
| Adjusted EBITDA Margin - Trade Sales | 16.6% |

WestRock

# LTM Q3 FY15 Adjusted Total Debt and Leverage Ratio

| ($ in millions, except ratios) | RockTenn | | MWV | | Combined | |
|---|---|---|---|---|---|---|
| Current Portion of Debt | $ | 129.0 | $ | 62.0 | $ | 191.0 |
| Long-Term Debt Due After One Year | | 2,514.5 | | 1,745.0 | | 4,259.5 |
| Total Debt | $ | 2,643.5 | $ | 1,807.0 | $ | 4,450.5 |
| Estimated Debt for merger stock repurchases and estimated transaction costs | | | | | | 775.0 |
| Adjusted Total Debt | | | | | $ | 5,225.5 |
| Adjusted EBITDA | | | | | $ | 2,629.8 |
| Leverage Ratio | | | | | | 1.99x |

WestRock

# RockTenn Segment EBITDA and EBITDA Margins – Q3 FY15

**FYQ3 2015**

| ($ in millions, except percentages) | Corrugated Packaging[1] | Consumer Packaging | Merchandising Display | Recycling | Corporate / Other | Consolidated |
|---|---|---|---|---|---|---|
| Segment Sales | $ 1,798.5 | $ 497.7 | $ 195.3 | $ 92.4 | $ (45.0) | $ 2,538.9 |
| Less: Trade Sales | (78.5) | - | - | - | - | (78.5) |
| Adjusted Segment Sales | $ 1,720.0 | $ 497.7 | $ 195.3 | $ 92.4 | $ (45.0) | $ 2,460.4 |
| Segment Income | $ 214.5 | $ 66.0 | $ 11.9 | $ 2.5 | | $ 294.9 |
| Depreciation & amortization | 119.8 | 23.1 | 5.6 | 2.6 | 3.9 | 155.0 |
| Segment EBITDA | $ 334.3 | $ 89.1 | $ 17.5 | $ 5.1 | | |
| Segment EBITDA Margins | 19.4% | 17.9% | 9.0% | 5.5% | | |

(1) North American Corrugated EBITDA margins

WestRock

# RockTenn Segment EBITDA and EBITDA Margins – Q3 FY14

| ($ in millions, except percentages) | Corrugated Packaging | | Consumer Packaging | | Merchandising Display | | Recycling | | Corporate / Other | | Consolidated | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Segment Sales | $ | 1,774.2 | $ | 497.0 | $ | 225.1 | $ | 85.4 | $ | (50.8) | $ | 2,530.9 |
| Less: Trade Sales | | (67.5) | | - | | - | | - | | - | | (67.5) |
| Adjusted Segment Sales | $ | 1,706.7 | $ | 497.0 | $ | 225.1 | $ | 85.4 | $ | (50.8) | $ | 2,463.4 |
| Segment Income [(1)] | $ | 182.3 | $ | 59.6 | $ | 21.4 | $ | 2.1 | | | $ | 265.4 |
| Depreciation & amortization | | 114.0 | | 22.4 | | 4.0 | | 2.7 | | 3.6 | | 146.7 |
| Segment EBITDA | $ | 296.3 | $ | 82.0 | $ | 25.4 | $ | 4.8 | | | | |
| Segment EBITDA Margins | | 17.4% | | 16.5% | | 11.3% | | 5.6% | | | | |

(1) Corrugated Packaging segment excludes $2.5 million of inventory step-up expense

# Brazil Segment EBITDA and EBITDA Margins – Q3 FY15 and Q3 FY14

($ in millions, except percentages)

| | Q3 FY15 | Q3 FY14 |
|---|---|---|
| Segment Net Sales | $ 101.8 | $ 119.3 |
| Segment Income | 21.9 | 18.7 |
| Depreciation & Amortization | 7.3 | 9.2 |
| EBITDA | $ 29.2 | $ 27.9 |
| Segment EBITDA Margins | 28.7% | 23.4% |

WestRock

# Specialty Chemicals EBITDA Reconciliation

(In millions, except percentages)

| Quarter Ended June 30 | 2014 | 2015 | Currency Impact | As Adjusted for Currency |
|---|---|---|---|---|
| Segment Sales | $ 285 | $ 262 | $ 10.6 | $ 272.6 |
| Segment Income | 69.0 | 62.0 | 6.1 | 68.1 |
| Depreciation & Amortization | 8.0 | 8.0 | - | 8.0 |
| Segment EBITDA | $ 77 | $ 70 | $ 6.1 | $ 76.1 |
| Segment EBITDA Margins | 27.0% | 26.7% | | 27.9% |

# MWV Segment Sales and Income Information – Q3 FY15 and Q3 FY14

| **Net Sales** | | Q3 FY15 | | Q3 FY14 |
|---|---|---|---|---|
| Food and Beverage [(1)] | $ | 843 | $ | 846 |
| Home, Health and Beauty | | 177 | | 202 |
| Industrial | | 123 | | 143 |
| Specialty Chemicals | | 262 | | 285 |
| Community Development and Land Management | | 22 | | 3 |
| Intersegment Eliminations | | (5) | | (12) |
| **Total Net Sales** | **$** | **1,422** | **$** | **1,467** |
| **Segment Income** | | | | |
| Food and Beverage [(1)] | $ | 105 | $ | 93 |
| Home, Health and Beauty | | 20 | | 17 |
| Industrial | | 18 | | 17 |
| Specialty Chemicals | | 62 | | 69 |
| Community Development and Land Management | | 2 | | (3) |
| **Total Segment Income** | **$** | **207** | **$** | **193** |

(1) Net Sales and Segment Income for Q3 FY15 and Q3 FY14 include the impact of the sold Tobacco Folding Carton operations

WestRock

# F/X Reconciliation

$ in millions, except percentages

| | Q3 2015 | Q3 2014 | FX Impact | % Change Inc. F/X | % Change Ex. FX |
|---|---|---|---|---|---|
| CORRUGATED PACKAGING SEGMENT | | | | | |
| RKT Corrugated | $1,799 | $1,774 | ($27) | 1.4% | 2.9% |
| MWV Industrial | $123 | $143 | ($39) | -14.0% | 13.0% |
| RKT Recycling | $92 | $85 | $0 | 8.2% | 8.2% |
| **Net Sales** | **$2,014** | **$2,003** | **($66)** | **0.6%** | **3.8%** |
| RKT Corrugated | $214 | $180 | ($3) | 19.3% | 20.7% |
| MWV Industrial | $18 | $17 | ($8) | 5.9% | 54.7% |
| RKT Recycling | $3 | $2 | $0 | 16.9% | 16.9% |
| **Segment Income** | **$235** | **$199** | **($11)** | **18.1%** | **23.6%** |
| CONSUMER PACKAGING SEGMENT | | | | | |
| MWV F&B | $843 | $846 | ($22) | -0.4% | 2.3% |
| RKT Consumer | $498 | $497 | ($8) | 0.1% | 1.8% |
| RKT MD | $195 | $225 | ($2) | -13.2% | -12.4% |
| MWV HH&B | $177 | $202 | ($16) | -12.4% | -4.3% |
| **Net Sales** | **$1,713** | **$1,770** | **($49)** | **-3.2%** | **-0.5%** |
| MWV F&B | $105 | $93 | ($5) | 12.9% | 18.4% |
| RKT Consumer | $66 | $60 | ($1) | 10.8% | 12.1% |
| RKT MD | $12 | $21 | $0 | -44.3% | -44.6% |
| MWV HH&B | $20 | $17 | ($3) | 17.6% | 35.9% |
| **Segment Income** | **$203** | **$191** | **($9)** | **6.3%** | **10.9%** |
| SPECIALTY CHEMICALS | | | | | |
| **Net Sales** | $262 | $285 | ($11) | -8.1% | -4.4% |
| **Segment Income** | $62 | $69 | ($6) | -10.1% | -1.3% |
| **Segment EBITDA** | $70 | $77 | ($6) | -9.1% | -1.1% |
| LAND & DEVELOPMENT | | | | | |
| **Net Sales** | $22 | $3 | $0 | n/m | n/m |
| **Segment Income** | $2 | ($3) | $0 | n/m | n/m |
| BEVERAGE NET SALES | 246.6 | 252.8 | -14.6 | -2.5% | 3.3% |
| BRAZIL | | | | | |
| **Net Sales** | $102 | $119 | ($38) | -14.7% | 17.6% |
| **EBITDA** | $29 | $28 | ($11) | 4.6% | 42.4% |

WestRock

WestRock